Exhibit 99.2

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following Unaudited pro forma consolidated statements of income for the year ended December 31, 2008 and the six months ended June 30, 2009, have been prepared based on the historical consolidated statements of income of China TMK Battery Systems Inc. and Shenzhen Borou Industrial Co., Ltd. (Borou) incorporated by reference or included elsewhere herein, under the assumptions set forth in the accompanying footnotes. The unaudited pro forma consolidated balance sheet at June 30, 2009 has been prepared based on the historical consolidated balance sheet of China TMK Battery Systems Inc. incorporated by reference herein under the assumptions set forth in the accompanying footnotes.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AT JUNE 30, 2009

(In US Dollars)

	China
	TMK
	Battery	Shenzhen
	Systems	Borou			Pro Forma
	Inc. and	Industrial	Pro Forma		Consolidated
	Subsidiaries	Co., Ltd.	Adjustments		Balance Sheet

Assets
Current Assets
Cash and cash equivalents	$442,827	$-			$442,827
Trade receivables, net	8,427,174	-			8,427,174
Advances to suppliers	203,666	-			203,666
Inventories, net	3,107,959	-			3,107,959
Due from related parties	-	-			-
Prepaid expenses and other receivables	-	-			-
Restricted cash	1,385,707	-			1,385,707
Total current assets	13,567,333	-			13,567,333
Property, equipment and construction in progress, net	3,185,486	4,210,959	452,647	A	7,849,092
Advances for property and equipment purchase	8,811,639	-	(3,057,935)	B	5,753,704
Restricted cash	131,877	-			131,877
Investment in Borou	-	-			-
Other assets	88,853	-			88,853
Total Assets	$25,785,188	$4,210,959			27,390,859
Liabilities and Shareholders' Equity
Current Liabilities
Accounts payable	$1,310,526	$-			1,310,526
Accrued liabilities and other payable	523,205	-	439,590	C	1,359,452
		-	396,657	D
Customer deposits	250,904	-			250,904
Wages payable	710,472	-			710,472
Corporate tax payable	94,006	-			94,006
Short-term bank loan	4,204,244	-			4,204,244
Current portion of long-term bank loans	1,758,360	-			1,758,360
Deferred revenue	-	55,383			55,383
Due to related parties	385	3,814,344	(3,814,344)	E	385
Bank notes payable	2,930,600	-			2,930,600
Total current liabilities	11,782,702	3,869,727			12,674,332
Long-term bank loans	2,637,540	-			2,637,540
Deferred tax liabilities	-	-	607,735	F	607,735
Total Liabilities	$14,420,242	$3,869,727			15,919,607
Stockholders' Equity
Preferred stock, $0.001 par value, 10,000,000 shares authorized, none issued and outstanding at June 30, 2009	-	-			-
Common stock, $0.001 par value, 300,000,000 shares authorized, 25,250,000 shares outstanding at June 30, 2009	25,250	-			25,250
Invested Capital		362,040	(362,040)	G	-
Additional paid-in capital	1,193,591	-			1,193,591
Accumulated other comprehensive income	397,453	75,305	(79,552)	H	393,206
Statutory reserves	1,038,988	-			1,038,988
Retained earnings	8,709,664	(96,113)	96,113	G	8,820,217
			110,553	I
Total stockholders' equity	11,364,946	341,232			11,471,252
Total Liabilities & Stockholders' Equity	$25,785,188	$4,210,959			27,390,859

UNAUDITED PRO FORMA CONSOLIDATED
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2009

(In US Dollars)

	China TMK
	Battery	Shenzhen			Pro Forma
	Systems	Borou			Consolidated
	Inc. and	Industrial	Pro Forma		Income
	Subsidiaries	Co. Ltd.	Adjustments		Statement

Revenue	$21,278,432	-			$21,278,432
Rental Revenue	-	31,849			31,849
Cost of Goods Sold	(16,078,400)	-			(16,078,400)

Gross Profit	5,200,032	31,849			5,231,881

Operating Costs and Expenses
Selling expenses	396,304	-			396,304
Depreciation	58,398	45,969	4,836	J	109,203
General and administrative	565,182	25,694			590,876
Research and development	237,760	-			237,760
Total operating expenses	1,257,644	71,663			1,334,143
Income from operations	3,942,388	(39,814)			3,897,738

Other income (expenses):
Interest expense, net	(312,165)	-			(312,165)

Other expense, net	(678)	-			(678

Total other income (expenses)	(312,843)	-			(312,843)

Income before income taxes	3,629,545	(39,814)			3,584,895

Income taxes	(537,390)	-	15,198	K	(522,192)

Net income	$3,092,155	(39,814)			$3,062,703

Earnings per share - basic	$0.12	N/A			0.12
Weighted-average shares outstanding, basic	25,250,000	N/A			$25,250,000
Earnings per share - diluted	$0.12	N/A			$0.12
Weighted-average shares outstanding, diluted	25,250,000	N/A			25,250,000

UNAUDITED PRO FORMA CONSOLIDATED
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008

(In US Dollars)

	China	Shenzhen			Pro Forma
	TMK	Borou			Consolidated
	Battery	Industrial	Pro Forma		Income
	Systems Inc.	Co., Ltd.	Adjustments		Statement

Revenue	$36,762,688	-			$36,762,688
Other Sales	83,463	-			83,463
Cost of Goods Sold	(28,236,136)	-			(28,236,136)
Gross Profit	8,610,015	-			8,610,015

Operating Costs and Expenses
Selling expenses	872,441	-			872,441
Depreciation	22,676	83,907	9,373	J	115,956
Bad debts (recovery)	40,010	-			40,010
Other general and administrative expense	1,029,314	50,540			1,079,854
Research and development	624,051	-			624,051
Loss on disposal of assets	17,644	-			17,644
Total operating costs and expense	2,606,136	134,447			2,749,956
Income from operations	6,003,879	(134,447)			5,860,059

Other income (expenses):
Interest income	53,335	-			53,335
Interest expense	(422,550)	-			(422,550)
Other income, net	22,381	-			22,381
Gain on acquisition of business			110,553	I	110,553
Total other income (expenses)	(346,834)	-			(236,281)

Income before income taxes	5,657,045	(134,447)			5,623,778
Income taxes	-	-	29,893	K	29,893
Net income	$5,657,045	(134,447)			$5,653,671

Net income per share - Basic	$0.22	N/A			$0.22
Weighted average shares outstanding - Basic	25,250,000	N/A			25,250,000
Net income per share - Diluted	$0.22	N/A			$0.22
Weighted average shares outstanding - Diluted	25,250,000	N/A			25,250,000

Notes to Unaudited Pro Forma Consolidated Financial Data

Basis of Presentation

On July 14, 2009, Shenzhen TMK Power Industries Ltd., the operating subsidiary of China TMK Battery Systems, Inc., acquired 100% ownership of Borou for approximately $3,490,826 pursuant to the Acquisition Agreement and Supplemental Ownership Transfer Agreement. This transaction was accounted for by China TMK Battery Systems Inc. using the acquisition method of accounting. The effect of this transaction is reflected in the Pro Forma Adjustments in the unaudited pro forma consolidated financial statements.

The unaudited pro forma consolidated of income for the year ended December 31, 2008 and the six months ended June 30, 2009, assumes the Acquisition occurred on January 1, 2008. The unaudited pro forma consolidated balance sheet at June 30, 2009, assumes the Acquisition occurred on that date. China TMK Battery Systems Inc. believes the assumptions used provide a reasonable basis for presenting the significant effects directly attributable to such transactions. The unaudited pro forma consolidated financial statements do not purport to represent what our results of operations would have been if such transactions had occurred on that date. These unaudited pro forma consolidated financial statements should be read in conjunction with the Consolidated Financial Statements of China TMK Battery Systems Inc., incorporated by reference herein and the Financial Statements of Borou included herein.

For the purposes of the pro forma financial information, purchase consideration totaled 3,490,826 and was paid in cash.

The following represents the preliminary allocation of the acquisition price to the acquired assets and assumed liabilities based on Borou’s balance sheet as of June 30, 2009 and is for illustrative purposes only.

Total identifiable assets acquired	$4,661,154

Deferred revenue	(55,383)
Other payable	(396,657)
Deferred tax liability	(607,735)
Total liabilities assumed	(1,059,775)
Net identifiable assets acquired	3,601,379
Gain	(110,553)
Total acquisition price	3,490,826

Because the fair value of the assets increased from the date the purchase price was fixed through the closing date of the acquisition, the fair value of identifiable net assets acquired exceeded the fair value of the consideration paid and represents a gain.

Forma Adjustments

The pro forma financial data has been prepared to give effect to the Acquisition. The pro forma consolidated statements are not necessarily indicative of the results of our future operations.

A.	To record fixed assets to fair value;

B.	To adjust Advances for property and equipment purchase to reflect purchase price paid;

C.	To record acquisition price that has not been paid as of June 30, 2009;

D.	To record other payable assumed;

E.	To eliminate due to related party balance that will not be assumed after acquisition;

F.	To record deferred tax liability resulted from the differences in book and tax basis of properties acquired;

G.	To eliminate Borou’s historical invested capital;

H.	To record accumulated other comprehensive income due to the foreign currency translation adjustments;

I.	To record gain from difference of fair value of identifiable net assets acquired and fair value of the consideration paid;

J.	To adjust depreciation expense to give effect to the acquisition price allocated to the Acquisition;

K.	To record deferred tax benefit to give effect to deferred tax liability allocated to the Acquisition.